SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


|X|      Filed by Registrant.
|_|      Filed by Party other than the Registrant

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
         240.14a-12


                            VIAVID BROADCASTING, INC.
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


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

                            VIAVID BROADCASTING, INC.
                              3955 GRAVELEY STREET
                    BURNABY, BRITISH COLUMBIA, CANADA V5C 3T4

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 29, 2000


         Notice is hereby given that the Annual Meeting of Shareholders of ViaVid Broadcasting, Inc. (the "Company") will be held at the offices of the Company at 3955 Graveley Street, Burnaby, British Columbia, Canada, on Friday, September 29, 2000, at 11:00 AM, local time, for the following purposes:

         1. To elect four (4) directors of the Company to hold office until the next Annual Meeting of Shareholders in 2001 and until their respective successors are elected and qualified;

         2. To consider and vote on a proposal to approve an amendment to the Company's Articles of Incorporation to contain certain provisions to eliminate or limit the personal liability of Directors and officers to the Company under certain circumstances; and

         3. To transact such other business as may properly come before the meeting, or any adjournments thereof.

         Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice. Only holders of shares of the Company's Common Stock of record at the close of business on August 23, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting.

         We hope that all of our shareholders who can conveniently do so will attend the Meeting. Shareholders who do not expect to be able to attend the Meeting are requested to mark, date and sign the enclosed proxy and return the same in the enclosed addressed envelope which requires no postage and is intended for your convenience.


                                          Cheryl Watkins, Secretary


Dated:  August 29, 2000

                            VIAVID BROADCASTING, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


         The enclosed proxy is solicited by the Board of Directors of ViaVid Broadcasting, Inc., a Nevada corporation (the "Company"), from the holders of shares of Common Stock, $.001 par value ("Common Stock") to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company at 3955 Graveley Street, Burnaby, British Columbia, Canada, on Friday, September 29, 2000, at 11:00 AM, local time, and at any adjournments thereof.

         The only business which the Board of Directors intends to present or knows that others will present at the Meeting is: (i) the election of four (4) Directors of the Company to hold office until the next Annual Meeting of Shareholders in 2001 and until their successors have been elected and qualified; and (ii) to consider and vote on a proposal to approve an amendment to the Company's Articles of Incorporation to contain certain provisions to eliminate or limit the personal liability of Directors and officers to the Company under certain circumstances. Management does not know of any other business to be brought before the Meeting but it is intended that as to any other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder. If proxies in the enclosed form are properly executed and returned, the Common Stock represented thereby will be voted at the Meeting in accordance with the shareholder's direction. Unless otherwise specified, proxies in the enclosed form will be voted for the election of the four (4) Directors named as nominees and in favor of the proposal to approve the amendment of the Articles of Incorporation. Any shareholder giving a proxy has the power to revoke it at any time before the proxy is voted by revoking it in writing, by executing a later dated proxy or appearing at the Meeting and voting in person. Any writing revoking a proxy should be addressed to Cheryl Watkins, Secretary of the Company, at the address set forth below.

         The Directors to be elected at the Meeting will be elected by a plurality of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote. The proposal to amend the Articles of Incorporation will require the affirmative vote present in person or by proxy of the holders of a majority of the outstanding shares of Common Stock. With regard to the election of Directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because Directors will be elected by a plurality of votes cast.

         Abstentions may be specified on the proposal submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. However, abstentions on the proposal will have the effect of a vote against the proposal to amend the Company's Articles of Incorporation.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from beneficial owners. Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors. Under applicable Delaware law, "broker non-votes" on any proposal (where a broker submits a proxy but does not vote a customer's shares on such proposal) will be considered not entitled to vote on that proposal and thus will not be counted in determining the outcome of such vote. Likewise, where authority to vote for the election of Directors is withheld by a stockholder, such shares will not be counted in determining the outcome of such vote. Therefore, broker non-votes with respect to the election of Directors and stockholders who mark their proxies to withhold authority to vote their shares will have no effect on the outcome of such proposal, although broker non-votes and proxies submitted where the vote for the election of Directors is withheld are counted in determining the existence of a quorum.

         Only holders of record of Common Stock as of the close of business on August 23, 2000 are entitled to vote at the Meeting or any adjournments thereof. On such date, the Company had outstanding voting securities consisting of [_____________] shares of Common Stock, each of which shares is entitled to one
(1) vote on all proposals submitted to a vote of shareholders at the Meeting.

         The Company's principal executive office address is located at 3955 Graveley Street, Burnaby, British Columbia, Canada V5C 3T4, and its telephone number is (604) 669-0047. This Proxy Statement and the enclosed Form of Proxy will be mailed to the Company's shareholders on or about August 29, 2000.



1.       ELECTION OF DIRECTORS

         At the Meeting, it is proposed to elect four (4) Directors to hold office until the next Annual Meeting of Shareholders in 2001 and until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the four nominees hereinafter named. If, for any reason, any of said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the other nominees and may be voted for a substitute nominee designated by the Board of Directors. Each nominee has indicated that he is willing and able to serve as a Director if elected, and, accordingly, the Board of Directors does not have in mind any substitute.

         The nominees as Director and their age are as follows:

               Name                                        Age
               ----                                        ---

               Brian Kathler                               37
               Paul Watkins                                37
               Robert Gamon                                53
               James King                                  55

         Brian Kathler has been the President and a Director of the Company since January, 1999. Mr. Kathler has served as the President and a director of the Company's wholly-owned subsidiary, ViaVid Broadcasting Corp. since October 31, 1998. Prior to joining the Company, Mr. Kathler was a self-employed computer consultant from July, 1997 to November, 1998. Mr. Kathler provided technical consulting services to several public companies based in Vancouver, British Columbia, Canada as a self-employed computer consultant. Mr. Kathler was a co-founder and a director of Riptide Technologies, a company involved in the business of software consulting, from 1996 to July, 1997. Mr. Kathler was employed as a senior software engineer by MPR Teltech, a company involved in the business of telephone research from 1994 to 1996. Mr. Kathler possesses more than fourteen years of experience in the computer software development, consulting and management industry. Over this fourteen year period, Mr. Kathler has worked in a number of areas of the software development industry ranging from programming to assisting companies in getting started.

         Paul Watkins has been a Director since January, 1999. Mr. Watkins has also served as a director of the Company's subsidiary, ViaVid Broadcasting Corp., since October 31, 1998. Mr. Watkins founded Watkins Communications Inc., an Internet marketing and news dissemination company with clients in the financial industry, in 1994. Mr. Watkins has been the president and director of Watkins Communications Inc. from 1994 to the present. Watkins Communications Inc. has clients listed on the Vancouver Stock Exchange, Alberta Stock Exchange and Toronto Stock Exchange for which it electronically files and disseminates press releases and financial information. Mr. Watkins has a background in computer sciences and has over 10 years experience in the business of investor communications. Paul Watkins and Cheryl Watkins are husband and wife.

         Robert Gamon joined the Company's board of directors on November 23, 1999. Mr. Gamon has been a director of the Company's subsidiary, ViaVid Broadcasting Corp. since November, 1998. Mr. Gamon was an investment advisor with Pacific International Securities of Vancouver, British Columbia from November, 1997 to November, 1999. Mr. Gamon was an investment advisor with Georgia Pacific Securities of Vancouver, British Columbia from 1991 to November, 1997.

         James King has worked in the video industry since 1990. From February of 1992 to June 1999, Mr. King was President of VTR Video. VTR manufactured and distributed video products in Canada for major Hollywood studios. In June 1999, Technicolor, a manufacturer of video and optical products, purchased VTR Video. Mr. King continues as the head of Technicolor Canada. Mr. King is a graduate of The University of British Columbia, and is a registered Professional Engineer. Prior to 1990 Mr. King worked in management roles with Union Carbide, Gas Products Division. He was a senior consultant with Roy Jorgensen Associates, a firm specializing in Maintenance Management systems for Cities, Municipalities and Provincial Governments.

EXECUTIVE OFFICERS

         The executive officers of the Company are the following:

             Name                                        Position
             ----                                        --------

             Brian Kathler                               President
             Cheryl Watkins                              Secretary and Treasurer

         Mr. Kathler's employment background is described above.

         Cheryl Watkins has been the Secretary and Treasurer of the Company since January, 1999. Ms. Watkins has over 10 years of experience as a legal assistant in the area of securities and corporate commercial work. She co-founded Watkins Communications Inc. with her husband, Paul Watkins, in 1994. Ms. Watkins worked with Watkins Communications Inc. from October, 1997 to present as corporate secretary and as an administrative consultant to publicly traded companies. Ms. Watkins provided administration and legal assistant services to Princeton Financial Services from March, 1997 to July, 1998. Ms. Watkins was employed by Gerald J. Shields Law Corp. from March 1996 to March, 1997 where she provided administration and legal assistant and accounting services. Ms. Watkins was employed by Strategic Capital from February, 1994 to March, 1996 where she provided administration and legal assistant and accounting services.



DIRECTOR AND OFFICER SECURITIES REPORTS

         The Federal securities laws require the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of the copies of such reports and other information furnished to the Company, all persons subject to these reporting requirements filed the required reports on a timely basis with respect to the Company's year ended March 31, 2000.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or awarded to our President during the fiscal year ended March 31, 2000 for all services rendered to us in that year. No other executive officer received compensation exceeding $100,000 during the year.


                           SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                               -----------------------------------------------------------------------
                                                          BONUS/ANNUAL    SECURITIES      LONG-TERM
          NAME AND                                          INCENTIVE     UNDERLYING      INCENTIVE       ALL OTHER
     PRINCIPAL POSITION          YEAR         SALARY          AWARD         OPTIONS        PAYOUTS      COMPENSATION
-------------------------------------------------------------------------------------------------------------------
Brian Kathler                    1999        $39,000           -0-            (1)            -0-             -0-
                                 2000        $15,000
-------------------------------------------------------------------------------------------------------------------

(1)      Options granted to Mr. Kathler in 1999 were cancelled in January 2000.


EMPLOYMENT AGREEMENTS

         The services of Brian Kathler, President of the Company, are provided pursuant to a consulting agreement dated February 1, 2000 between Kathler Holdings Ltd and the Company. The following services of Mr. Kathler are provided pursuant to this agreement: (1) general direction and supervision of the Company's business and financial affairs; (2) overall direction to the Company's management; (3) management of the Company's day-to-day operations; and (4) performing such other duties and observing such instructions as may be reasonably assigned to Mr. Kathler by the Company's Board of Directors. The agreement has a term of one year. The compensation paid to Kathler Holdings Inc. is currently $5,000 per month. The services of Mr. Kathler under this agreement are on a full time basis.

         The services of Paul Watkins, a director, are provided pursuant to a consulting agreement dated February 1, 2000 between Watkins Communications Inc. and the Company. The following services of Mr. Watkins are provided to the Company pursuant to this agreement: (1) the exercise of general direction and supervision over the marketing and development of the Company's business; (2) providing direction to the Company's management; (3) assisting with the Company's day-to-day operations; and (4) performing such other duties and observing such instructions as may be reasonably assigned by the Company's Board of Directors. The agreement is for a term of one year. The compensation that the Company pays to Watkins Communications Inc. is currently $5,000 per month. The services of Mr. Watkins under this agreement are on a full-time basis.

         The Company employs Cheryl Watkins as its Secretary and Treasurer to provide administrative, accounting and corporate services. Ms. Watkins is an employee at will without a written employment agreement, and is paid $2,800 per month for her services.

         The services of Robert Gamon, a director, are provided pursuant to a consulting agreement between the Company, Mr. Gamon and 595871 B.C. Ltd. dated December 1, 1999. The following services of Mr. Gamon are provided to the Company pursuant to this agreement: (1) supervising the financing activities of the Company; (2) advising the Company on its capital structure and the structure of future financings; and (3) performing such other duties and observing such instructions as may be reasonably assigned by the Company's Board of Directors. The agreement is for a term of one year. The compensation that the Company pays to 595871 B.C. Ltd. is $5,000 per month. The services of Mr. Gamon under this agreement are on a full time basis.

         The Company believes that the compensation paid to Kathler Holdings Inc., Watkins Communications Inc., 595871 B.C. Ltd. and Ms. Cheryl Watkins is below market compensation rates for companies in the Company's industry. The consultant fees paid to Kathler Holdings Inc. and Watkins Communications Inc. were increased effective August 31, 1999 to bring these rates of remuneration closer to market rates. The Company believes that the terms of the agreements with Kathler Holdings Inc., Watkins Communications Inc., 595871 B.C. Ltd. and Ms. Cheryl Watkins are at least as fair to the Company as would have been obtained from an unrelated third party in an arms-length negotiation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company acquired its subsidiary, ViaVid Broadcasting Corp., on January 27, 1999 from Paul Watkins, Cheryl Watkins, 549419 BC Ltd. and Kathler Holdings Inc. in consideration for the issue of 5,100,000 shares of its common stock issued as follows:

o Kathler Holdings Inc. was issued 1,700,000 shares. Kathler Holdings Inc. is a private company controlled by Brian Kathler, the President and a Director of the Company.

o        Paul Watkins, a Director, was issued 850,000 shares.

o        Cheryl Watkins, Secretary and Treasurer, was issued 850,000 shares.

o 549419 BC Ltd. was issued 1,700,000 shares. 549419 BC Ltd. is a private company controlled by Robert Gamon, a Director. These shares are now held by 595871 BC Ltd., a private company controlled by Robert Gamon, a Director.

         The Company entered into a consulting contract with Kathler Holdings Inc. for the services of Brian Kathler, its President and a Director. The Company also entered into a consulting contract with Watkins Communications Inc. for the services of Mr. Paul Watkins, a Director, and 595871 BC Ltd. for the services of Mr. Robert Gamon, a Director. The terms of such agreements are described above.

         The Company also repaid on September 15, 1999 the following loans to its shareholders and Directors:

            Shareholder/Director                            Loan Repayment
            --------------------                            --------------

            Kathler Holdings Inc.                           $3,240
            549419 B.C. Ltd.                                $4,520
            Paul Watkins                                    $4,790

         The Company has no other loans outstanding to any of its officers, Directors or principal shareholders. The loans were repaid out of the proceeds from the sale of securities.

2.       APPROVE ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION

         The Board of Directors of the Company has determined that it is advisable to amend the Company's Articles of Incorporation to contain certain provisions permitted by Nevada law that will, under certain circumstances, eliminate or limit the personal liability of a Director or officer to the Company or its stockholders for damages for a breach of their fiduciary duties as Director or officers. The proposed amendment, to be a new Section 9 of the Articles, is set forth in full in the Addendum hereto. The amendment will not eliminate or limit the liability of Directors or officers for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions to stockholders in violation of Nevada law.

         In recent years, the frequency and magnitude of claims and litigation against Directors and officers of corporations have increased. Over the same period, the cost of Directors' and officers' insurance policies has increased substantially, with the amount of risk covered by such policies having significantly decreased. As a result, and because the potential personal liability associated with service as a Director or officer of a corporation can be significant, it has become increasingly difficult for corporations to find and retain talented and experienced Directors and officers. The proposed amendment to the Articles of Incorporation should enable the corporation to more effectively reduce the potential personal liability of members of the Board of Directors associated with their service as Directors and to expand the scope of the Company's indemnification of its Directors and officers. This should enable the Company to continue finding and retaining talented and experienced Directors and officers.

         The Board of Directors believes that the amendment will enhance the Company's ability to attract and retain qualified members of the Board of Directors as well as encourage Directors to continue to make independent decisions in good faith on behalf of the Company. The Company believes that the more favorable corporate environment afforded by the amendment will enable it to attract new Directors and to retain its current Directors.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT.

                             COMMON STOCK OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         As of the Record Date, the Company had issued and outstanding [______________] shares of its Common Stock. The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of the Common Stock by (i) those persons beneficially holding more than five percent of the Company's Common Stock, (ii) the Company's Directors who beneficially own shares of the Common Stock and (iii) all of the Company's Directors and officers as a group.

Name and Address of Beneficial                          Number of Shares               Percentage of Outstanding
Owner (1)                                             Beneficially Owned(2)                  Common Stock
---------------------------------------------- ----------------------------------- -----------------------------------
Brian Kathler                                            1,635,000 (3)                            24%

Robert Gamon                                             1,635,000 (4)                            24%

Paul Watkins                                               817,500                                12%

Cheryl Watkins                                             817,500                                12%

James King                                                  56,800 (5)                             1%

All  Directors  and  officers  as a group  (5            4,961,800                               [ ]%
persons)

--------------------------------

(1)      Unless  otherwise  indicated,  the  address  of such  person is c/o the
Company.
(2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days following August 23, 2000.
(3) The 1,635,000 shares of common stock beneficially owned by Brian Kathler are registered in the name of Kathler Holdings Inc., a private company controlled by Mr. Kathler.
(4) The 1,635,000 shares of common stock beneficially owned by Robert Gamon are registered in the name of 595871 BC Ltd., a private company controlled by Mr. Gamon.
(5) Includes 50,000 shares issuable on exercise of an option at $1.00 per share. Also includes 5,000 shares held by Mr. King's wife, as to which he disclaims a beneficial interest and 600 shares held by Mr. King's minor children, as to which he disclaims a beneficial interest.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has not appointed an audit committee, a compensation committee or a nominating committee.

         The Company's Board of Directors held three meetings during the year ended March 31, 2000.


          SUBMISSION OF SHAREHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

         Any proposals which shareholders intend to present for a vote of shareholders at the Company's 2001 Annual Meeting and which such shareholders desire to have included in the Company's proxy statement and form of proxy relating to that meeting must be sent to the Company's executive office and received by the Company not later than May 1, 2001.



                               PUBLIC ACCOUNTANTS

         Although the Company has not selected its independent accountants for the year 2001, it expects to select the firm of Davidson & Company, Chartered Accountants. Davidson & Company has audited the Company's financial statements since 1999, and management of the Company believes it is in the Company's best interest to continue to have Davidson & Company audit the Company's financial statements for the year ended March 31, 2001.

         Davidson & Company served as the Company's independent accountants in 1999 and in 2000. Representatives of that firm are expected to be present at the annual meeting with the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

                                     GENERAL

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and the Company will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         The Company's Annual Report on Form 10-KSB for the year ended March 31, 2000, including financial statements, is being mailed to shareholders herewith. However, that report is not part of the proxy soliciting information.


                                          By Order of the Board of Directors

                                          Cheryl Watkins, Secretary



Dated:  August 29, 2000

                                    ADDENDUM

9. DIRECTORS' AND OFFICERS' LIABILITY: No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer. However, the foregoing provision shall not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of dividends in violation of
Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Section 9 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                             APPENDIX: FORM OF PROXY


                            VIAVID BROADCASTING, INC.
                              3955 GRAVELEY STREET
                    BURNABY, BRITISH COLUMBIA, CANADA V5C 3T4



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brian Kathler and Cheryl Watkins, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of ViaVid Broad-casting, Inc. held of record by the undersigned on August 23, 2000 at the annual meeting of shareholders to be held on September 29, 2000 or any adjournment thereof.

         1.       Election of Directors

                  |_| For all nominees listed below (except as marked to contrary below)

                  |_| Withhold Authority to vote for all nominees listed below


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                  Brian Kathler                                     Paul Watkins
                  Robert Gamon                                      James King


         2. The proposal to approve the adoption of an amendment to the Company's Articles of Incorporation.

                  |_| In Favor           |_| Against         |_|Abstain

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

         PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.




Dated:  _______________, 2000




                                      ------------------------------------------
                                      Signature
                                      Title (if required)



                                      ------------------------------------------
                                      Signature (if held jointly)



                                      -ii-